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                                                                    EXHIBIT 99.1

                  STOCKHOLDER LOAN AND SECURITY AGREEMENT

      THIS STOCKHOLDER LOAN AND SECURITY AGREEMENT (this "AGREEMENT"), dated as of March 16, 2004, is entered into by and between Western Water Company, a Delaware corporation ("WESTERN WATER"), and the preferred stockholders listed on EXHIBIT A to this Agreement (the "SERIES C STOCKHOLDERS").

                                    RECITALS

      A. The Series C Stockholders collectively own 7,708.3682 shares of Western Water's Series C Convertible Redeemable Preferred Stock, par value $.001 per share (the "SERIES C PREFERRED STOCK"), representing all of the shares of Series C Preferred Stock that were issued and outstanding on July 15, 2003, on January 15, 2004, and all of the shares of Series C Preferred Stock that are outstanding as of the date of this Agreement;

      B. Ashford Capital Management, Inc. acts as the investment advisor and nominee of the holders of the Series C Preferred Stock listed on EXHIBIT B to this Agreement, and as the investment advisor and nominee is empowered to enter into this Agreement on behalf of the Series C Stockholders listed on EXHIBIT B;


      C. Under the terms of the Certificate of Designations of the Series C Preferred Stock, the holders of the outstanding Series C Preferred Stock are entitled to receive, when, as and if declared by Western Water's Board of Directors dividends at the annual rate of 7.25% of the stated value per share of the Series C Preferred Stock, which dividends are payable semi-annually in January and July of each year;

      D. On March 16, 2004, Western Water declared dividends in the aggregate amount of $558,856.69 to the Series C Stockholders, which dividends represented the total of the semi-annual dividends payable on July 15, 2003 and on January 15, 2004; and

      E. The July 15, 2003 and on January 15, 2004 dividends were declared and payable to the Series C Stockholders on the condition that the Series C Stockholders agree to (i) loan the entire proceeds from the $558,856.69 dividend payments to Western Water on the terms set forth herein, and (ii) loan any future dividends declared for each of the semi-annual periods ending July 15, 2004, January 15, 2005 and July 15, 2005, if and when declared and paid by the Board of Directors, to Western Water on the terms set forth herein.

      NOW, THEREFORE, in consideration of the mutual promises of the parties hereto, and of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: :
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                                   ARTICLE 1.

                                      LOAN

      1.1. Loan. The Series C Stockholders agree to lend to Western Water, and Western Water agrees to borrow from the Series C Stockholders, up to an aggregate of $1,397,141.75 (the "LOAN"). The Loan will be made from the Series C Preferred Stock dividends declared and paid by Western Water for the periods ending July 15, 2003 and January 15, 2004, and any additional dividends that may be declared and paid for the periods ending July 15, 2004, January 15, 2005 and July 15, 2005.

      1.2. Initial Advance for the July 15, 2003 and January 15, 2004 Dividends. Subject to and upon the terms and conditions set forth in this Agreement, the Series C Stockholders hereby agree to advance to Western Water under the Loan, the principal amount of $558,856.69 (the "INITIAL ADVANCE"). The Initial Advance, and any subsequent advances under the Loan, will be represented by a Secured Promissory Note, the form of which is attached hereto as EXHIBIT C (the "NOTE"). The Initial Advance shall bear interest at the rate of eight percent (8%) per annum, which shall be compounded semi-annually. The unpaid principal balance of the Initial Advance, plus all accrued but unpaid interest thereon, shall be due and payable on August 31, 2005 (the "MATURITY DATE"). The Loan and each advance thereunder shall be secured by the assets, property and property rights described in EXHIBIT D hereto.

      1.3. Future Advances under the Loan. In the event that the Board of Directors declares and pays a dividend which is due on July 15, 2004, January 15, 2005 and/or July 15, 2005, the Series C Stockholders hereby agree that the entire amount of each such dividend payment shall, concurrently with the payment thereof, be advanced to Western Water on the same terms as the as the Initial Advance. In order to effect such future advances, upon the declaration of any such future dividend to the Series C Stockholders, Western Water shall be entitled to withhold the payment of the dividend and shall, in lieu of the cash payment, prepare and issue to the Series C Stockholders an additional promissory note that shall evidence the additional advance in the amount of such dividend payment. Each new promissory note shall be in the form of the Note and shall have the same interest rate and Maturity Date as the Note. In addition, each additional advance shall be secured by the same assets, property and property rights as those that secure the Initial Advance. Western Water shall issue a new promissory note for each of the July 15, 2004, January 15, 2005 and July 15, 2005 dividend payments, if dividends are declared as of the respective dividend payment date. The Series C Stockholders hereby acknowledge and agree that nothing in this Agreement shall obligate the Board of Directors of Western Water to declare dividends on the Series C Preferred Stock, and that there is no agreement or understanding between Western Water and the Series C Stockholders that any such future dividends will be declared or paid. (The Note issued pursuant to Section 1.2 above, together with any and all additional promissory notes that Western Water may issue to evidence the Loan pursuant to this Section
1.3 are herein collectively referred to as the "NOTES.")
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                                   ARTICLE 2.

                         CREATION OF A SECURITY INTEREST

      2.1. Grant of Security Interest. In order to secure prompt repayment of the Notes and the performance by Western Water of each of its covenants and duties under this Agreement, the Notes and any and all additional documents and instruments that are given by Western Water to or for the benefit of the Series C Preferred Stockholders to evidence, secure or otherwise pertaining to Loan, Western Water hereby grants to the Series C Stockholders a security interest in all of the assets, property and property rights owned by it and described in attached Exhibit D which are located in Douglas County, State of Colorado (the "COLLATERAL") pursuant to Division 9 of the Revised Commercial Code as adopted in the State of Colorado.

      2.2. Delivery of Deed of Trust and Additional Documentations. Western Water hereby agrees to execute and deliver to or for the benefit of the Series C Stockholders, concurrently with its execution and delivery of this Agreement and the Note and at any time thereafter at the request of the Series C Stockholders, a Deed of Trust (the "DEED OF TRUST") in the form attached hereto as EXHIBIT E, together with all UCC financing statements, fixture filings, assignments, notices to third parties, and any other documents that the Series C Stockholders may reasonably request, in form and substance reasonably satisfactory to the Series C Stockholders, to perfect and continue perfected their security interests in the Collateral and in order to fully consummate the terms of this Agreement.

      2.3. Partial Release of Collateral. The Series C Stockholders recognize and acknowledge that Western Water currently is marketing "Water Delivery Contract Units" ("WDCUs") as contract rights to an undivided portion of the water production capacity of certain of Western Water's Colorado water rights, which water rights constitute part of the Collateral. In addition, Western Water may otherwise sell or lease the various water rights that it owns in Colorado, which water rights also are a part of the Collateral. The Series C Stockholders agree that Western Water may, without the prior consent of the Series C Stockholders, (i) sell WDCUs if the price of the WDCUs equals or exceeds $4,500 per acre foot of water production capacity, and (ii) sell or lease water arising under its water rights (other than as WDCUs) if the price for such water equals or exceeds $1.00 per 1,000 gallons. The Series C Stockholders hereby agree to, release from the lien imposed thereon by this Agreement and by the Deed of Trust the water rights associated with any such permitted sale of WDCUs. In the event that Western Water consummates a transaction described in subsection (i) or (ii) of this Section 2.3, the Series C Stockholders shall execute and deliver, or cause the trustee of the Deed of Trust to execute and deliver, any and all documents and instruments necessary to release the sold WDCUs or other water from this Agreement or the Deed of Trust, including all instruments of conveyance. Western Water shall pay all costs of recordation of such partial release or conveyance instruments. The foregoing release shall be granted without any payment to the Series C Stockholders on account of the Loan or without any release fee.

                                   ARTICLE 3.

                              DEFAULTS AND REMEDIES

      3.1. Default. The occurrence of any one or more of the following will constitute an event of default ("Default") under this Agreement and under the Notes, the Deed of Trust and all of the other documents and instruments which evidence or secure the Loan:

      (a) Non-Payment. Western Water's failure to pay, within three (3) business days after its due date, any liquidated sum or uncontested portion of any unliquidated sum required to be paid under this Agreement, the Notes, the Deed of Trust or any other of the other documents or instruments which evidence or secure the Loan.

      (b) Other Monetary Default. Western Water's failure to perform any material monetary obligation under this Agreement, the Notes, the Deed of Trust, or any other documents or instruments which evidence or secure the Loan within ten (10) business days after the Series C Stockholders or any of them gives Western Water a written notice of such failure or such shorter cure period, if any, as is specified in the relevant document or instrument.

      (c) Cross-Default. Western Water's breach or default under or with respect to any liability in excess of $100,000 to any third party including, without limitation, under any indenture, mortgage, deed of trust, lease, agreement or other instrument with any third party.

      (d) Voluntary Bankruptcy, Insolvency, Dissolution. Any: (i) filing of a petition by Western Water for relief under the Bankruptcy Code or under any other current or future law regarding bankruptcy, reorganization or other creditor relief law, (ii) filing of any pleading or answer by Western Water in any involuntary proceeding under the Bankruptcy Code or other such law which admits the jurisdiction of the court or the petition's material allegations regarding Western Water's insolvency, (iii) general assignment by Western Water for the benefit of creditors, (iv) application by Western Water for, or the appointment of, a receiver, trustee, custodian or liquidator of or for, Western Water's or any of its assets or (v) any liquidation or dissolution, or election to liquidate or dissolve, by Western Water, its board of directors or any of its stockholders.


      (e) Involuntary Bankruptcy. The failure of Western Water to effect a full dismissal of any involuntary petition under the Bankruptcy Code or under any other creditor relief law that is filed against Western Water or in any way restrains or limits Western Water or the Series C Stockholders regarding the Loan before the earlier of the entry of any court order granting relief sought in the involuntary petition or 30 days after the filing of the involuntary petition.

      (f) Attachment. The sequestration or attachment of, or any levy or execution upon, any assets of Western Water which is not released, expunged or dismissed before the earlier of 30 days or the sale of the assets affected thereby.
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      (g) Material Adverse Effect. A Material Adverse Effect occurs. For the purpose of this Agreement, a material adverse effect means any change, effect, event, circumstance or occurrence that is, or can reasonably be expected to be, material and adverse to the value of the Collateral taken as a whole or the ability of Western Water to perform any of the payment obligations it has agreed to perform under this Agreement. However, "Material Adverse Effect" shall not include any change, event, circumstance or occurrence that affects the U.S., the Colorado or the Greater Denver economy generally.

      3.2. Acceleration and Other Remedies. Upon the occurrence of any Default, the Series C Preferred Stockholders may, at their sole and absolute discretion, declare all sums owing to them under the Notes, the Deed of Trust, this Agreement and any other documents or instruments which evidence or secure the Loan immediately due and payable. However, upon the occurrence of a Default under Subsections 3.1(d), (e) or (f) above, all such sums will automatically become immediately due and payable without any further action on the part of the Series C Preferred Stockholders. Notwithstanding the first sentence of this
Section 3.2, in the case of a Default constituting a Material Adverse Effect, if that Material Adverse Effect did not result from any act or failure to act by Western Water, that Default shall entitle the Series C Preferred Stockholders to terminate its obligation to make any further advances on the Loan, but shall not, by itself, entitle the Series C Stockholders to accelerate Western Water's obligation to repay the outstanding amounts under the Loan. Upon any acceleration, the obligations of the Series C Preferred stockholders to make any further advances on the Loan will terminate and the Series C Stockholders may, in their discretion, exercise any and all remedies permitted under this Agreement, the Notes, the Deed of Trust and any other documents or instruments which evidence or secure the Loan, including, without limitation, the ability to file suit and obtain judgment, and seek any ancillary remedies provided by law, including levy of attachment and garnishment.

                                   ARTICLE 4.

                                  MISCELLANEOUS

      4.1. Entire Agreement. This Agreement, the Notes, the Deed of Trust and any other documents or instruments issued by Western Water to or for the benefit of the Series C Preferred Stockholders evidencing, securing or pertaining to the Loan constitute the sole and complete understanding of the parties with respect to the subject matter hereof and supersede all prior oral or written agreements with respect to the subject matter hereof.

      4.2. Parties Bound by Agreement; Successors and Assigns. The terms, conditions, and obligations of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

      4.3. Amendments and Waivers. No modification, termination, extension, renewal or waiver of any provision of this Agreement shall be binding upon a party unless made in writing and signed by such party. A waiver on one occasion shall not be
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construed as a waiver of any right on any future occasion. No delay or omission by a party in exercising any of its rights hereunder shall operate as a waiver of such rights.

      4.4. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original and all of which shall constitute the same instrument.

      4.5. Headings. The headings of the Sections and paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction hereof.

      4.6. Expenses. Except as specifically provided herein, the Series C Stockholders and Western Water shall each pay all of its own costs and expenses incurred by it or on its behalf in connection with this Agreement and the transactions contemplated hereby, including fees and expenses of its own financial consultants, accountants, and counsel.

      4.7. Governing Law. This Agreement and any and all documents and instruments evidencing, securing and pertaining to the Loan shall be interpreted and construed in accordance with and governed by the substantive laws of the State of Colorado, without giving effect to the principles of choice of law thereof.

      4.8. Illegality. If any provision of this Agreement or any of the other documents and instruments evidencing, securing and pertaining to the Loan are held to be illegal, invalid or unenforceable under present or future laws of the State of Colorado, the legality, validity and enforceability of the remaining provision thereof shall not be affected thereby and in lieu of each such illegal, invalid or unenforceable provision there shall be added automatically, as part of this Agreement or the Notes or Deed of Trust, a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible to be legal, valid and enforceable.

      4.9. Attorneys Fees. In the event of the bringing of any action or suit by either party against the other by reason of any breach of any of the terms or covenants by a party under this Agreement, the Notes, the Deed of Trust or any other document or instrument given to evidence, secure or pertaining to the Loan, the prevailing party shall be entitled to have and recover of and from the other party all costs and expenses of the action or suit, including actual attorneys' fees.

      IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the date first indicated above.

T. ROWE PRICE NEW ERA FUND INC.          WESTERN WATER COMPANY,
                                         a Delaware corporation

By:                                      By:
   ---------------------------------        -----------------------------------
    Name:                                    Name:
    Title:                                   Title:

T. ROWE PRICE SMALL-CAP VALUE                ASHFORD CAPITAL MANAGEMENT, INC.,
FUND, INC.                                   as investment advisor and
                                             attorney-in-fact for the holders
                                             listed on Exhibit B



By:                                      By:
   ---------------------------------        -----------------------------------
    Name:                                    Name:
    Title:                                   Title: